UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 11, 2008

THE EMPIRE DISTRICT ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

Kansas

(State or other jurisdiction of incorporation)

1-3368	44-0236370
(Commission File Number)	(IRS Employer Identification Number)

602 Joplin Avenue, Joplin, Missouri	64801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(417) 625-5100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.       Entry Into a Material Definitive Agreement.

The Empire District Electric Company (the “Company”) amended its Indenture of Mortgage and Deed of Trust dated as of September 1, 1944, as amended and supplemented (collectively, the “Indenture”), among the Company, as issuer, and The Bank of New York Trust Company, N.A. (successor to Harris Trust and Savings Bank) and UMB Bank & Trust, N.A. (successor to State Street Bank and Trust Company of Missouri, N.A.), as trustees (the “Trustees”), by entering into a Thirty Second Supplemental Indenture (the “Supplemental Indenture”), dated March 11, 2008 between the Company and the Trustees, in order to provide the Company with additional flexibility to pay dividends to its shareholders by increasing the basket available to pay dividends by $10.75 million.

The Supplemental Indenture was entered into following the successful completion on March 11, 2008 of a solicitation of consents from the holders of the Company’s First Mortgage Bonds outstanding under the Indenture, consisting of the following outstanding series:  8 1/8% Series due 2009, 6 1/2% Series due 2010, 7.20% Series due 2016, 5 7/8% Series due 2037, 5.20% Pollution Control Series due 2013 and 5.30% Pollution Control Series due 2013 (together, the “Bonds”).

The Company received consents from holders of 94.46% in aggregate principal amount of the outstanding Bonds.  Pursuant to the consent solicitation, the Company has paid a consent fee to those holders of Bonds who delivered, and did not revoke, consents prior to 5:00 p.m., New York City Time on March 11, 2008, the expiration date of the consent solicitation as set forth below:

CUSIP Number	Series of First Mortgage Bonds	Consent Fee Per $1,000 Principal Amount

291641-AP-3	8 1/8% Series due 2009	$2.00
291641-AT-5	6 1/2% Series due 2010	$2.50
291641-AS-7	7.20% Series due 2016	$8.50
291641-BA-5	5 7/8% Series due 2037	$15.00
Not Applicable	5.20% Pollution Control Series due 2013[1]	$1.25
Not Applicable	5.30% Pollution Control Series due 2013[2]	$1.25

[1]	Bonds held as security by the trustee for pollution control revenue bonds issued on behalf of the Company by the City of Baxter Springs, Kansas (CUSIP Number 071877-AB-0).
[2]
Bonds held as security by the trustee for pollution control revenue bonds issued on behalf of the Company by the State Environmental Improvement and Energy Resources Authority of the State of Missouri (CUSIP Number 606906-BV-6).

A copy of the Supplemental Indenture reflecting the amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The Company issued a press release on March 12, 2008 announcing the completion of the consent solicitation, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 3.03.        Material Modifications to Rights of Security Holders.

The disclosure contained in Item 1.01 above is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.        Financial Statements and Exhibits.

(c)           Exhibits

10.1
Thirty-second Supplemental Indenture, dated March 11, 2008, amending and supplementing the Indenture of Mortgage and Deed of Trust dated as of September 1, 1944, as amended and supplemented, among the Company, as issuer, and The Bank of New York Trust Company, N.A. (successor to Harris Trust and Savings Bank) and UMB Bank & Trust, N.A. (successor to State Street Bank and Trust Company of Missouri, N.A.), as trustees.

99.1	Press Release issued March 12, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

By: /s/Gregory A. Knapp Name: Gregory A. Knapp Title: Vice President - Finance & Chief Financial Officer

Dated:  March 12, 2008

Exhibit Index

Exhibit Number	Description
10.1
Thirty-second Supplemental Indenture, dated March 11, 2008, amending and supplementing the Indenture of Mortgage and Deed of Trust dated as of September 1, 1944, as amended and supplemented, among the Company, as issuer, and The Bank of New York Trust Company, N.A. (successor to Harris Trust and Savings Bank) and UMB Bank & Trust, N.A. (successor to State Street Bank and Trust Company of Missouri, N.A.), as trustees.

99.1	Press Release issued March 12, 2008.